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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 19, 2008
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                            CIRCUIT CITY STORES, INC.
             (Exact name of registrant as specified in its charter)

          Virginia                       1-5767                  54-0493875
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                      Identification No.)

            9950 Mayland Drive
            Richmond, Virginia                                          23233
 (Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code: (804) 486-4000

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

     On June 19, 2008, Circuit City Stores, Inc. (the "Company") issued a press release announcing its results for the first quarter of its 2009 fiscal year. The press release is being furnished as Exhibit 99.1 to this report and is incorporated by reference into this Item 2.02.


Item 8.01 Other Events.

     On June 19, 2008, the Company announced that its Board of Directors has determined to suspend the declaration and payment of quarterly cash dividends on the Company's common stock, effective immediately.


Item 9.01 Financial Statements and Exhibits.

     (d)  Exhibits.  The following  exhibit is being furnished  pursuant to Item
          2.02 above.

          Exhibit No.               Description

              99.1                  Press release issued June 19, 2008






                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CIRCUIT CITY STORES, INC.
                                                 (Registrant)



Date:  June 19, 2008                     By: /s/Reginald D. Hedgebeth
                                             ----------------------------------
                                              Reginald D. Hedgebeth
                                              Senior Vice President,
                                                 General Counsel and Secretary







                                 EXHIBIT INDEX

          Exhibit No.               Description

             99.1                   Press release issued June 19, 2008